                           (Filed pursuant to Rule 433; SEC File No. 333-130210)

[CCM LOGO]
CARRINGTON CAPITAL MANAGEMENT

COMPUTATIONAL MATERIALS

$959,704,000 (APPROXIMATE)

--------------------------------------------------------------------------------

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-OPT1
ASSET-BACKED PASS-THROUGH CERTIFICATES

--------------------------------------------------------------------------------

CARRINGTON SECURITIES, LP
Sponsor

OPTION ONE MORTGAGE CORPORATION
Originator & Servicer

STANWICH ASSET ACCEPTANCE COMPANY, L.L.C.
Depositor

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-OPT1
Issuing Entity

MARCH 7, 2006

--------------------------------------------------------------------------------
Bear, Stearns & Co. Inc.                                            BEAR STEARNS

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-OPT1      $959,704,000 (APPROXIMATE)
ASSET BACKED PASS-THROUGH CERTIFICATES                             MARCH 7, 2006
--------------------------------------------------------------------------------

                STATEMENT REGARDING THIS FREE WRITING PROSPECTUS

The information in this free writing prospectus, if conveyed prior to the time of your contractual commitment to purchase any of the Offered Certificates, supersedes any information contained in any prior similar materials relating to the Offered Certificates. The information in this free writing prospectus is preliminary, and is subject to completion or change. This free writing prospectus is not required to contain all information that is required to be included in the base prospectus and the prospectus supplement. This free writing prospectus is being delivered to you solely to provide you with information about the offering of the Offered Certificates referred to in this free writing prospectus and to solicit an offer to purchase the Offered Certificates, when, as and if issued. Any such offer to purchase made by you will not be accepted and will not constitute a contractual commitment by you to purchase any of the
Offered Certificates, until we have accepted your offer to purchase Offered
Certificates. This free writing prospectus is not an offer to sell or a solicitation of an offer to buy these securities in any state where such offer, solicitation or sale is not permitted.

The information in this free writing prospectus may be based on preliminary assumptions about the mortgage loans and the structure. Any such assumptions are subject to change.

The information in this free writing prospectus may reflect parameters, metrics or scenarios specifically requested by you. If so, prior to the time of your commitment to purchase, you should request updated information based on any parameters, metrics or scenarios specifically required by you.

                    IMPORTANT NOTICE REGARDING THE CONDITIONS
                  FOR THIS OFFERING OF ASSET-BACKED SECURITIES

The Offered Certificates referred to in these materials are being sold when, as and if issued. The depositor is not obligated to issue such Offered Certificates or any similar security and the underwriter's obligation to deliver such Offered
Certificates is subject to the terms and conditions of the underwriting agreement with the depositor and the availability of such Offered Certificates when, as and if issued by the depositor. You are advised that the terms of the
Offered Certificates, and the characteristics of the mortgage loan pool backing them, may change (due, among other things, to the possibility that mortgage loans that comprise the pool may become delinquent or defaulted or may be removed or replaced and that similar or different mortgage loans may be added to the pool, and that one or more classes of Offered Certificates may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. You are advised that Offered Certificates may not be issued that have the characteristics described in these materials. The underwriter's obligation to sell such Offered Certificates to you is conditioned on the mortgage loans and Offered Certificates having the characteristics described in these materials. If for any reason the depositor does not deliver such Offered
Certificates, the underwriter will notify you, and neither the depositor nor any underwriter will have any obligation to you to deliver all or any portion of the
Offered Certificates which you have committed to purchase, and none of the depositor nor any underwriter will be liable for any costs or damages whatsoever arising from or related to such non-delivery.

THE DEPOSITOR HAS FILED A REGISTRATION STATEMENT (INCLUDING A PROSPECTUS) WITH
THE SECURITIES AND EXCHANGE COMMISSION (THE SEC) FOR THE OFFERING TO WHICH THIS
COMMUNICATION RELATES. BEFORE YOU INVEST, YOU SHOULD READ THE PROSPECTUS IN THAT
REGISTRATION STATEMENT AND OTHER DOCUMENTS THE DEPOSITOR HAS FILED WITH THE SEC
FOR MORE COMPLETE INFORMATION ABOUT THE DEPOSITOR AND THE OFFERING. YOU MAY GET
THESE DOCUMENTS AT NO CHARGE BY VISITING EDGAR ON THE SEC WEB SITE AT
WWW.SEC.GOV. ALTERNATIVELY, THE DEPOSITOR, ANY UNDERWRITER OR ANY DEALER
PARTICIPATING IN THE OFFERING WILL ARRANGE TO SEND YOU THE PROSPECTUS AT NO
CHARGE IF YOU REQUEST IT BY CALLING TOLL-FREE 1-866-803-9204.

                                        1
--------------------------------------------------------------------------------
The Depositor has filed a registration statement including a prospectus) with the Securities and Exchange Commission (the SEC) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the Depositor has filed with the SEC for more complete information about the Depositor and the offering.

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-OPT1      $959,704,000 (APPROXIMATE)
ASSET BACKED PASS-THROUGH CERTIFICATES                             MARCH 7, 2006
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
WEIGHTED AVERAGE LIFE SENSITIVITY
TO OPTIONAL REDEMPTION
--------------------------------------------------------------------------------

                                                    PERCENTAGE OF PREPAYMENT ASSUMPTION*
--------------------------------------------------------------------------------------------------------------------
                                    0PPC            50PPC             100PPC              150PPC             200PPC
--------------------------------------------------------------------------------------------------------------------

             CLASS A-1
--------------------------------------------------------------------------------------------------------------------
                   WAL             15.67             1.62               1.00                0.74               0.60
      Principal Window           1 - 275           1 - 36             1 - 21              1 - 15             1 - 11
  Principal Window End         2/25/2029        3/25/2009         12/25/2007           6/25/2007          2/25/2007
--------------------------------------------------------------------------------------------------------------------
             CLASS A-2
--------------------------------------------------------------------------------------------------------------------
                   WAL             23.49             3.25               1.80                1.34               1.03
      Principal Window         275 - 287          36 - 41            21 - 22             15 - 17            11 - 13
  Principal Window End         2/25/2030        8/25/2009          1/25/2008           8/25/2007          4/25/2007
--------------------------------------------------------------------------------------------------------------------
             CLASS A-3
--------------------------------------------------------------------------------------------------------------------
                   WAL             27.43             7.29               3.00                1.77               1.45
      Principal Window         287 - 357         41 - 150            22 - 71             17 - 25            13 - 22
  Principal Window End        12/25/2035        9/25/2018          2/25/2012           4/25/2008          1/25/2008
--------------------------------------------------------------------------------------------------------------------
             CLASS A-4
--------------------------------------------------------------------------------------------------------------------
                   WAL             29.78            12.53               5.95                2.17               1.86
      Principal Window         357 - 357        150 - 150            71 - 71             25 - 26            22 - 22
  Principal Window End        12/25/2035        9/25/2018          2/25/2012           5/25/2008          1/25/2008
--------------------------------------------------------------------------------------------------------------------
             CLASS M-1
--------------------------------------------------------------------------------------------------------------------
                   WAL             28.10             8.25               5.06                2.36               1.93
      Principal Window         297 - 357         47 - 150            53 - 71             26 - 30            22 - 24
  Principal Window End        12/25/2035        9/25/2018          2/25/2012           9/25/2008          3/25/2008
--------------------------------------------------------------------------------------------------------------------
             CLASS M-2
--------------------------------------------------------------------------------------------------------------------
                   WAL             28.10             8.25               4.71                2.64               2.06
      Principal Window         297 - 357         47 - 150            48 - 71             30 - 33            24 - 25
  Principal Window End        12/25/2035        9/25/2018          2/25/2012          12/25/2008          4/25/2008
--------------------------------------------------------------------------------------------------------------------
             CLASS M-3
--------------------------------------------------------------------------------------------------------------------
                   WAL             28.10             8.25               4.53                2.86               2.22
      Principal Window         297 - 357         47 - 150            45 - 71             33 - 35            25 - 27
  Principal Window End        12/25/2035        9/25/2018          2/25/2012           2/25/2009          6/25/2008
--------------------------------------------------------------------------------------------------------------------
             CLASS M-4
--------------------------------------------------------------------------------------------------------------------
                   WAL             28.10             8.25               4.44                3.21               2.35
      Principal Window         297 - 357         47 - 150            44 - 71             35 - 42            27 - 29
  Principal Window End        12/25/2035        9/25/2018          2/25/2012           9/25/2009          8/25/2008

* 85% CPR maximum in any given period.

                                        2
--------------------------------------------------------------------------------
The Depositor has filed a registration statement including a prospectus) with the Securities and Exchange Commission (the SEC) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the Depositor has filed with the SEC for more complete information about the Depositor and the offering.

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-OPT1      $959,704,000 (APPROXIMATE)
ASSET BACKED PASS-THROUGH CERTIFICATES                             MARCH 7, 2006
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
WEIGHTED AVERAGE LIFE SENSITIVITY
TO OPTIONAL REDEMPTION
--------------------------------------------------------------------------------

                                                    PERCENTAGE OF PREPAYMENT ASSUMPTION*
--------------------------------------------------------------------------------------------------------------------
                                    0PPC            50PPC             100PPC              150PPC             200PPC
--------------------------------------------------------------------------------------------------------------------

             CLASS M-5
--------------------------------------------------------------------------------------------------------------------
                   WAL             28.10             8.25               4.38                3.53               2.49
      Principal Window         297 - 357         47 - 150            42 - 71             42 - 42            29 - 30
  Principal Window End        12/25/2035        9/25/2018          2/25/2012           9/25/2009          9/25/2008
--------------------------------------------------------------------------------------------------------------------
             CLASS M-6
--------------------------------------------------------------------------------------------------------------------
                   WAL             28.10             8.25               4.33                3.53               2.65
      Principal Window         297 - 357         47 - 150            41 - 71             42 - 42            30 - 32
  Principal Window End        12/25/2035        9/25/2018          2/25/2012           9/25/2009         11/25/2008
--------------------------------------------------------------------------------------------------------------------
             CLASS M-7
--------------------------------------------------------------------------------------------------------------------
                   WAL             28.10             8.25               4.29                3.53               2.70
      Principal Window         297 - 357         47 - 150            40 - 71             42 - 42            32 - 32
  Principal Window End        12/25/2035        9/25/2018          2/25/2012           9/25/2009         11/25/2008
--------------------------------------------------------------------------------------------------------------------
             CLASS M-8
--------------------------------------------------------------------------------------------------------------------
                   WAL             28.10             8.25               4.26                3.53               2.70
      Principal Window         297 - 357         47 - 150            39 - 71             42 - 42            32 - 32
  Principal Window End        12/25/2035        9/25/2018          2/25/2012           9/25/2009         11/25/2008
--------------------------------------------------------------------------------------------------------------------
             CLASS M-9
--------------------------------------------------------------------------------------------------------------------
                   WAL             28.10             8.25               4.22                3.53               2.70
      Principal Window         297 - 357         47 - 150            39 - 71             42 - 42            32 - 32
  Principal Window End        12/25/2035        9/25/2018          2/25/2012           9/25/2009         11/25/2008

* 85% CPR maximum in any given period.

                                        3
--------------------------------------------------------------------------------
The Depositor has filed a registration statement including a prospectus) with the Securities and Exchange Commission (the SEC) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the Depositor has filed with the SEC for more complete information about the Depositor and the offering.

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-OPT1      $959,704,000 (APPROXIMATE)
ASSET BACKED PASS-THROUGH CERTIFICATES                             MARCH 7, 2006
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
WEIGHTED AVERAGE LIFE SENSITIVITY
TO MATURITY
--------------------------------------------------------------------------------

                                                     PERCENTAGE OF PREPAYMENT ASSUMPTION*
---------------------------------------------------------------------------------------------------------------------
                                    0PPC             50PPC             100PPC              150PPC             200PPC
---------------------------------------------------------------------------------------------------------------------

             CLASS A-1
---------------------------------------------------------------------------------------------------------------------
                   WAL             15.67              1.62               1.00                0.74               0.60
      Principal Window           1 - 275            1 - 36             1 - 21              1 - 15             1 - 11
  Principal Window End         2/25/2029         3/25/2009         12/25/2007           6/25/2007          2/25/2007
---------------------------------------------------------------------------------------------------------------------
             CLASS A-2
---------------------------------------------------------------------------------------------------------------------
                   WAL             23.49              3.25               1.80                1.34               1.03
      Principal Window         275 - 287           36 - 41            21 - 22             15 - 17            11 - 13
  Principal Window End         2/25/2030         8/25/2009          1/25/2008           8/25/2007          4/25/2007
---------------------------------------------------------------------------------------------------------------------
             CLASS A-3
---------------------------------------------------------------------------------------------------------------------
                   WAL             27.43              7.57               3.15                1.77               1.45
      Principal Window         287 - 357          41 - 217           22 - 106             17 - 25            13 - 22
  Principal Window End        12/25/2035         4/25/2024          1/25/2015           4/25/2008          1/25/2008
---------------------------------------------------------------------------------------------------------------------
             CLASS A-4
---------------------------------------------------------------------------------------------------------------------
                   WAL             29.78             21.64              11.09                2.17               1.86
      Principal Window         357 - 357         217 - 312          106 - 171             25 - 26            22 - 22
  Principal Window End        12/25/2035         3/25/2032          6/25/2020           5/25/2008          1/25/2008
---------------------------------------------------------------------------------------------------------------------
             CLASS M-1
---------------------------------------------------------------------------------------------------------------------
                   WAL             28.10              9.14               5.55                2.36               1.93
      Principal Window         297 - 357          47 - 279           53 - 145             26 - 30            22 - 24
  Principal Window End        12/25/2035         6/25/2029          4/25/2018           9/25/2008          3/25/2008
---------------------------------------------------------------------------------------------------------------------
             CLASS M-2
---------------------------------------------------------------------------------------------------------------------
                   WAL             28.10              9.12               5.18                2.64               2.06
      Principal Window         297 - 357          47 - 271           48 - 139             30 - 33            24 - 25
  Principal Window End        12/25/2035        10/25/2028         10/25/2017          12/25/2008          4/25/2008
---------------------------------------------------------------------------------------------------------------------
             CLASS M-3
---------------------------------------------------------------------------------------------------------------------
                   WAL             28.10              9.10               4.99                2.86               2.22
      Principal Window         297 - 357          47 - 261           45 - 133             33 - 35            25 - 27
  Principal Window End        12/25/2035        12/25/2027          4/25/2017           2/25/2009          6/25/2008
---------------------------------------------------------------------------------------------------------------------
             CLASS M-4
---------------------------------------------------------------------------------------------------------------------
                   WAL             28.10              9.07               4.89                4.90               2.35
      Principal Window         297 - 357          47 - 254           44 - 128            35 - 106            27 - 29
  Principal Window End        12/25/2035         5/25/2027         11/25/2016           1/25/2015          8/25/2008

* 85% CPR maximum in any given period.

                                        4
--------------------------------------------------------------------------------
The Depositor has filed a registration statement including a prospectus) with the Securities and Exchange Commission (the SEC) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the Depositor has filed with the SEC for more complete information about the Depositor and the offering.

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-OPT1      $959,704,000 (APPROXIMATE)
ASSET BACKED PASS-THROUGH CERTIFICATES                             MARCH 7, 2006
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
WEIGHTED AVERAGE LIFE SENSITIVITY
TO MATURITY
--------------------------------------------------------------------------------

                                                     PERCENTAGE OF PREPAYMENT ASSUMPTION*
---------------------------------------------------------------------------------------------------------------------
                                    0PPC             50PPC             100PPC              150PPC             200PPC
---------------------------------------------------------------------------------------------------------------------

             CLASS M-5
---------------------------------------------------------------------------------------------------------------------
                   WAL             28.10              9.05               4.81                6.24               2.49
      Principal Window         297 - 357          47 - 247           42 - 124             66 - 86            29 - 30
  Principal Window End        12/25/2035        10/25/2026          7/25/2016           5/25/2013          9/25/2008
---------------------------------------------------------------------------------------------------------------------
             CLASS M-6
---------------------------------------------------------------------------------------------------------------------
                   WAL             28.10              9.02               4.73                5.11               2.65
      Principal Window         297 - 357          47 - 239           41 - 119             56 - 72            30 - 32
  Principal Window End        12/25/2035         2/25/2026          2/25/2016           3/25/2012         11/25/2008
---------------------------------------------------------------------------------------------------------------------
             CLASS M-7
---------------------------------------------------------------------------------------------------------------------
                   WAL             28.10              8.97               4.67                4.54               2.81
      Principal Window         297 - 357          47 - 230           40 - 114             50 - 68            32 - 34
  Principal Window End        12/25/2035         5/25/2025          9/25/2015          11/25/2011          1/25/2009
---------------------------------------------------------------------------------------------------------------------
             CLASS M-8
---------------------------------------------------------------------------------------------------------------------
                   WAL             28.10              8.92               4.61                4.19               3.15
      Principal Window         297 - 357          47 - 220           39 - 108             47 - 65            34 - 74
  Principal Window End        12/25/2035         7/25/2024          3/25/2015           8/25/2011          5/25/2012
---------------------------------------------------------------------------------------------------------------------
             CLASS M-9
---------------------------------------------------------------------------------------------------------------------
                   WAL             28.10              8.85               4.54                3.96               5.21
      Principal Window         297 - 357          47 - 209           39 - 102             44 - 61            56 - 72
  Principal Window End        12/25/2035         8/25/2023          9/25/2014           4/25/2011          3/25/2012

* 85% CPR maximum in any given period.

                                        5
--------------------------------------------------------------------------------
The Depositor has filed a registration statement including a prospectus) with the Securities and Exchange Commission (the SEC) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the Depositor has filed with the SEC for more complete information about the Depositor and the offering.

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-OPT1      $959,704,000 (APPROXIMATE)
ASSET BACKED PASS-THROUGH CERTIFICATES                             MARCH 7, 2006
--------------------------------------------------------------------------------

                                  NET WAC RATE

        --------------------------          ---------------------------
        PERIOD        NET WAC RATE           PERIOD       NET WAC RATE
        --------------------------          ---------------------------
           1                --                 37             9.24
           2              7.71                 38             9.54
           3              7.46                 39             9.22
           4              7.71                 40             9.53
           5              7.46                 41             9.21
           6              7.46                 42             9.21
           7              7.71                 43             9.50
           8              7.46                 44             9.19
           9              7.71                 45             9.49
          10              7.46                 46             9.17
          11              7.37                 47             9.17
          12              8.16                 48            10.14
          13              7.37                 49             9.15
          14              7.61                 50             9.45
          15              7.37                 51             9.13
          16              7.61                 52             9.43
          17              7.37                 53             9.11
          18              7.37                 54             9.11
          19              7.61                 55             9.40
          20              7.36                 56             9.09
          21              7.61                 57             9.39
          22              9.42                 58             9.19
          23              9.40                 59             9.18
          24             10.02                 60            10.16
          25              9.34                 61             9.16
          26              9.64                 62             9.46
          27              9.32                 63             9.15
          28              9.76                 64             9.46
          29              9.44                 65             9.14
          30              9.43                 66             9.13
          31              9.48                 67             9.43
          32              9.17                 68             9.11
          33              9.48                 69             9.41
          34              9.24                 70             9.09
          35              9.25                 71             9.08
          36             10.23

Assumptions: Static Indices: 1mL= 4.67% 6mL=5.00%

10% Optional Cleanup Call Based On Pricing Prepayment Assumption

                                        6
--------------------------------------------------------------------------------
The Depositor has filed a registration statement including a prospectus) with the Securities and Exchange Commission (the SEC) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the Depositor has filed with the SEC for more complete information about the Depositor and the offering.

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-OPT1      $959,704,000 (APPROXIMATE)
ASSET BACKED PASS-THROUGH CERTIFICATES                             MARCH 7, 2006
--------------------------------------------------------------------------------

                         CLASS A EFFECTIVE MAXIMUM RATE*

        --------------------------          ---------------------------
        PERIOD         CLASS A AFC          PERIOD        CLASS A AFC
        --------------------------          ---------------------------
           1             9.35                 37             175.93
           2            11.43                 38             142.51
           3            11.42                 39              26.37
           4            11.44                 40              27.58
           5            11.44                 41              26.17
           6            11.45                 42              25.66
           7            11.48                 43              26.00
           8            11.48                 44              24.68
           9            11.51                 45              25.03
          10            11.51                 46              23.80
          11            11.53                 47              23.36
          12            11.61                 48              25.40
          13            11.57                 49              22.54
          14            11.62                 50              22.88
          15            11.62                 51              21.76
          16            11.67                 52              22.13
          17            11.68                 53              21.06
          18            11.71                 54              20.71
          19            11.77                 55              21.05
          20            11.78                 56              20.05
          21            11.89                 57              20.40
          22            12.26                 58              19.58
          23            12.40                 59              19.29
          24            12.67                 60              21.04
          25            12.75                 61              18.72
          26            12.93                 62              19.09
          27            13.00                 63              18.45
          28            13.93                 64              19.08
          29            14.01                 65              18.44
          30            14.21                 66              18.42
          31            14.48                 67              19.00
          32            14.61                 68              18.36
          33            15.08                 69              18.95
          34            14.52                 70              18.35
          35            15.06                 71              18.33
          36            17.37                 72              19.56

* Assumptions: Static Indices: 1mL=20.0% 6mL=20.0%

* 10% Optional Cleanup Call Based On Pricing Prepayment Assumption

* Includes any payments made from the applicable Interest Rate Cap Agreement

* The Class A Effective Maximum Rate is an annual rate calculated by taking the maximum amount of funds available to pay interest to the Class A Certificates on the related Distribution Date divided by the beginning Class A Certificate balance (adjusted for the actual number of days in the period).

                                        7
--------------------------------------------------------------------------------
The Depositor has filed a registration statement including a prospectus) with the Securities and Exchange Commission (the SEC) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the Depositor has filed with the SEC for more complete information about the Depositor and the offering.

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-OPT1      $959,704,000 (APPROXIMATE)
ASSET BACKED PASS-THROUGH CERTIFICATES                             MARCH 7, 2006
--------------------------------------------------------------------------------

                         CLASS M EFFECTIVE MAXIMUM RATE*

        --------------------------          ---------------------------
        PERIOD        CLASS M AFC           PERIOD        CLASS M AFC
        --------------------------          ---------------------------
           1               9.05               37             12.22
           2              11.00               38             12.25
           3              11.00               39             10.44
           4              11.00               40             11.45
           5              11.00               41             11.08
           6              11.00               42             11.06
           7              11.00               43             11.42
           8              11.00               44             11.03
           9              11.00               45             11.39
          10              11.00               46             11.03
          11              11.00               47             11.02
          12              11.00               48             12.18
          13              11.00               49             10.99
          14              11.00               50             11.34
          15              11.00               51             10.96
          16              11.00               52             11.33
          17              11.00               53             10.95
          18              11.00               54             10.93
          19              11.00               55             11.28
          20              11.00               56             10.90
          21              11.00               57             11.25
          22              11.03               58             10.99
          23              11.03               59             10.97
          24              11.03               60             12.13
          25              11.03               61             10.94
          26              11.03               62             11.29
          27              11.03               63             10.91
          28              11.58               64             11.29
          29              11.57               65             10.91
          30              11.56               66             10.89
          31              11.58               67             11.24
          32              11.56               68             10.86
          33              11.58               69             11.20
          34              12.21               70             10.86
          35              12.22               71             10.84
          36              12.35               72             11.57

* Assumptions: Static Indices: 1mL=20.0% 6mL=20.0%

* 10% Optional Cleanup Call Based On Pricing Prepayment Assumption

* Includes any payments made from the applicable Interest Rate Cap Agreement

* The Class M Effective Maximum Rate is an annual rate calculated by taking the maximum amount of funds available to pay interest to the Class M Certificates on the related Distribution Date divided by the beginning Class M Certificate balance (adjusted for the actual number of days in the period).

                                        8
--------------------------------------------------------------------------------
The Depositor has filed a registration statement including a prospectus) with the Securities and Exchange Commission (the SEC) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the Depositor has filed with the SEC for more complete information about the Depositor and the offering.

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-OPT1      $959,704,000 (APPROXIMATE)
ASSET BACKED PASS-THROUGH CERTIFICATES                             MARCH 7, 2006
--------------------------------------------------------------------------------

                         ASSUMED MONTHLY EXCESS INTEREST

   ---------------------------------------            -----------------------------------------
   PERIOD   STATIC LIBOR     FORWARD LIBOR            PERIOD    STATIC LIBOR     FORWARD LIBOR
   ---------------------------------------            -----------------------------------------

     1          1.13             1.13                   37          4.70             4.41
     2          2.94             2.79                   38          4.69             4.39
     3          2.78             2.47                   39          4.41             4.07
     4          2.94             2.64                   40          4.63             4.35
     5          2.78             2.40                   41          4.50             4.19
     6          2.78             2.33                   42          4.51             4.18
     7          2.94             2.53                   43          4.67             4.35
     8          2.78             2.32                   44          4.51             4.16
     9          2.94             2.47                   45          4.67             4.32
     10         2.78             2.35                   46          4.50             4.18
     11         2.68             2.26                   47          4.50             4.17
     12         3.15             2.74                   48          4.97             4.69
     13         2.68             2.22                   49          4.48             4.15
     14         2.84             2.38                   50          4.64             4.32
     15         2.68             2.20                   51          4.47             4.14
     16         2.83             2.36                   52          4.63             4.31
     17         2.68             2.19                   53          4.46             4.13
     18         2.68             2.19                   54          4.45             4.13
     19         2.83             2.35                   55          4.61             4.30
     20         2.68             2.19                   56          4.44             4.11
     21         2.83             2.36                   57          4.60             4.28
     22         4.80             4.34                   58          4.55             4.22
     23         4.78             4.34                   59          4.54             4.21
     24         5.08             4.68                   60          5.02             4.73
     25         4.73             4.33                   61          4.53             4.20
     26         4.89             4.52                   62          4.68             4.37
     27         4.72             4.36                   63          4.51             4.19
     28         5.01             4.74                   64          4.68             4.37
     29         4.85             4.58                   65          4.51             4.19
     30         4.85             4.59                   66          4.50             4.18
     31         4.75             4.52                   67          4.65             4.34
     32         4.59             4.35                   68          4.48             4.15
     33         4.77             4.54                   69          4.63             4.32
     34         4.68             4.42                   70          4.46             4.13
     35         4.69             4.43                   71          4.45             4.12
     36         5.17             4.93

--------------------------------------------------------------------------------
Assumptions:

1.  Run at pricing prepayment assumption

2.  Excess (30/360)

3.  Static Indices: 1mL = 4.67%; 6mL = 5.00%

4.  Forward 1mL used for Certificates, Forward 6mL used for collateral

5.  10% optional clean-up call

                                        9
--------------------------------------------------------------------------------
The Depositor has filed a registration statement including a prospectus) with the Securities and Exchange Commission (the SEC) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the Depositor has filed with the SEC for more complete information about the Depositor and the offering.

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-OPT1      $959,704,000 (APPROXIMATE)
ASSET BACKED PASS-THROUGH CERTIFICATES                             MARCH 7, 2006
--------------------------------------------------------------------------------

                  BREAKEVEN (LAST CDR PRIOR TO 1ST DOLLAR LOSS)

                   ------------------------------------------
                               CDR BE
                   BOND         RATE        WAL      CUM LOSS
                   ------------------------------------------
                   M-1         35.77        5.16       23.07
                   M-2         28.65        5.98       20.11
                   M-3         24.92        7.20       18.35
                   M-4         21.82        7.84       16.76
                   M-5         19.17        8.42       15.28
                   M-6         16.80        8.97       13.87
                   M-7         14.61        9.50       12.47
                   M-8         12.78       10.16       11.23
                   M-9         11.40       10.92       10.24

ASSUMPTIONS:

1.  Trigger event is always in effect

2.  40% loss severity

3.  6 months lag

4.  Pricing prepayment assumption

5.  Certificates use 1-month LIBOR forward and collateral uses 6-month LIBOR forward

6.  P&I advance

                                       10
--------------------------------------------------------------------------------
The Depositor has filed a registration statement including a prospectus) with the Securities and Exchange Commission (the SEC) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the Depositor has filed with the SEC for more complete information about the Depositor and the offering.